Exhibit 99.1

Caleres Reports First Quarter 2025 Results

ST. LOUIS, May 29, 2025 - Caleres (NYSE: CAL), a market-leading portfolio of consumer-driven footwear brands, today reported financial results for the first quarter 2025.

o	Reported Sales of $614.2 million, down 6.8% year-on-year, below expectations;
o	Famous Footwear sales decreased 6.3% with comparable sales down 4.6% versus the first quarter of 2024;
o	Brand Portfolio sales declined 6.9% versus the first quarter of 2024;
o	Reported $0.21 in earnings per diluted share and $0.22 in adjusted earnings per diluted share for the first quarter, below expectations;
o	Announces structural cost-cutting actions that will result in $15 million SG&A reduction on an annualized basis, and $7.5 million in fiscal 2025;
o	Expects dollars sourced from China to be 10% or less in the second half of 2025;
o	Suspends guidance due to market uncertainty.

“While our brands continue to resonate with consumers and both segments of our business gained market share in the period, our first quarter results fell short of expectations. February sales were particularly weak, and although trends improved in March and April, overall performance was below plan. Furthermore, operating earnings were pressured by lower gross margins, increased reserves, and costs to cancel and move inventory,” said Jay Schmidt, president and chief executive officer. “Despite the weak quarter, we did experience improving momentum at retail and growth in our strategically important international business.”

“The operating environment has become more challenging, and we must redouble our efforts to drive growth and profitability. In the near term, we are focused on controlling what we can control, including optimizing our sourcing strategy. Additionally, we expect to decrease SG&A by $15 million on an annualized basis through structural expense cuts. We are viewing this as an opportunity to strengthen Caleres and position our company for the future,” said Schmidt. “Longer term, we are confident in our ability to get back on track, execute our strategic plan, invest to fuel our growth initiatives, and drive sustained value for our shareholders.”

First Quarter 2025 Results

(13-weeks ended May 3, 2025 compared to 13-weeks ended May 4, 2024)

o	Net sales were $614.2 million, down 6.8% from the first quarter of 2024;
o	Famous Footwear segment net sales decreased 6.3%, with comparable sales down 4.6%;
o	Brand Portfolio segment net sales declined 6.9%;
o	Direct-to-consumer sales represented approximately 70% of total net sales;

o	Gross profit was $278.7 million, while gross margin was 45.4%, down 150 basis points versus last year;
o	Famous Footwear segment gross margin of 45.3%, down 80 basis points versus last year;
o	Brand Portfolio segment gross margin of 43.8%, down 280 basis points versus last year;

o	SG&A as a percentage of net sales was 43.4%, up 300 basis points versus last year, reflecting deleverage on the sales decline;
o	Net earnings of $6.9 million, or earnings per diluted share of $0.21 and adjusted net earnings of $7.4 million, or adjusted earnings per diluted share of $0.22, compared to net earnings of $30.9 million, or earnings per diluted share of $0.88 in the first quarter 2024;

o	Inventory was up 8.1% compared to the first quarter 2024;
o	Borrowings under the asset-based revolving credit facility were $258.5 million at the end of the period, up $67.5 million from the first quarter of 2024.

Capital Allocation Update

During the quarter, Caleres continued to invest in value-driving growth opportunities while at the same time returning cash to shareholders through our dividend. We also repurchased 300,000 shares at an average price of $16.81 per share to offset dilution from stock-based compensation. Given the current challenging environment and the planned acquisition of Stuart Weitzman later this year, the company is re-evaluating its capital spending plans. Caleres will continue to consider business performance and market conditions as it evaluates all opportunities for free cash flow as the year progresses, including share repurchases.

Fiscal 2025 Outlook

Given the uncertainty in the environment, the company is suspending guidance.

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Thursday, May 29, 2025. The webcast and associated slides will be available at investor.caleres.com/events-and-presentations . A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay will be also available at investor.caleres.com/events-and-presentations for a limited period. Investors can access the replay through June 12, 2025 by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13753803.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures and Metrics

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures and metrics. In particular, the company provides earnings before interest, taxes, depreciation and amortization (EBITDA) and estimated and future operating earnings, net earnings and earnings per diluted share, adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures, and the debt to EBITDA leverage ratio, which is a non-GAAP financial metric. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures and metrics help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures and metrics should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) changes in United States and international trade policies, including tariffs and trade restrictions; (ii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iii) inflationary pressures and supply chain disruptions; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) supplier concentration, customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems including those related to our ERP upgrade; (x) transitional challenges with acquisitions and divestitures; (xi) the ability to accurately forecast sales and manage inventory levels; (xii) a disruption in the company’s distribution centers; (xiii) the ability to recruit and retain senior management and other key associates; (xiv) the ability to secure/exit leases on favorable terms; (xv) the ability to maintain relationships with current suppliers; (xvi) changes to tax laws, policies and treaties; (xvii) our commitments and shareholder expectations related to responsible business initiatives; (xviii) compliance with applicable laws and standards with respect to labor, trade and product safety issues;

and (xix) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights.

The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2025, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended
($ thousands, except per share data)	May 3, 2025	May 4, 2024
Net sales	$614,221	$659,198
Cost of goods sold	335,527	350,103
Gross profit	278,694	309,095
Selling and administrative expenses	266,483	266,337
Restructuring and other special charges, net	627	—
Operating earnings	11,584	42,758
Interest expense, net	(3,795)	(3,778)
Other income, net	686	992
Earnings before income taxes	8,475	39,972
Income tax provision	(2,529)	(9,174)
Net earnings	5,946	30,798
Net loss attributable to noncontrolling interests	(997)	(141)
Net earnings attributable to Caleres, Inc.	$6,943	$30,939

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.21	$0.88

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.21	$0.88

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	May 3, 2025	May 4, 2024
ASSETS
Cash and cash equivalents	$33,139	$30,709
Receivables, net	160,433	164,865
Inventories, net	573,615	530,570
Property and equipment, held for sale	16,777	16,777
Prepaid expenses and other current assets	62,428	62,415
Total current assets	846,392	805,336

Lease right-of-use assets	559,713	565,822
Property and equipment, net	185,069	168,154
Goodwill and intangible assets, net	189,515	200,551
Other assets	127,007	121,247
Total assets	$1,907,696	$1,861,110

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$258,500	$191,000
Trade accounts payable	212,514	267,388
Lease obligations	118,781	120,872
Other accrued expenses	180,461	185,105
Total current liabilities	770,256	764,365

Noncurrent lease obligations	472,981	482,163
Other liabilities	51,555	37,553
Total other liabilities	524,536	519,716

Total Caleres, Inc. shareholders’ equity	605,179	570,304
Noncontrolling interests	7,725	6,725
Total equity	612,904	577,029
Total liabilities and equity	$1,907,696	$1,861,110

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Thirteen Weeks Ended
($ thousands)	May 3, 2025	May 4, 2024
OPERATING ACTIVITIES:
Net cash (used for) provided by operating activities	$(5,657)	$36,074

INVESTING ACTIVITIES:
Purchases of property and equipment	(20,542)	(9,802)
Capitalized software	(604)	(524)
Net cash used for investing activities	(21,146)	(10,326)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	135,500	118,500
Repayments under revolving credit agreement	(96,500)	(109,500)
Dividends paid	(2,362)	(2,442)
Acquisition of treasury stock	(5,044)	(15,070)
Issuance of common stock under share-based plans, net	(3,067)	(7,847)
Contributions by noncontrolling interests	1,750	—
Net cash provided by (used for) financing activities	30,277	(16,359)
Effect of exchange rate changes on cash and cash equivalents	29	(38)
Increase in cash and cash equivalents	3,503	9,351
Cash and cash equivalents at beginning of period	29,636	21,358
Cash and cash equivalents at end of period	$33,139	$30,709

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	May 3, 2025			May 4, 2024

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$6,943	$0.21		$30,939	$0.88

Charges/other items:
Stuart Weitzman acquisition and integration costs	$627	466	0.01	—	—	—
Total charges/other items	$627	$466	$0.01	$—	$—	$—
Adjusted earnings		$7,409	$0.22		$30,939	$0.88

	(Unaudited)
	Trailing Twelve Months Ended
	May 3, 2025		May 4, 2024

	Pre-Tax	Net Earnings (Loss)	Pre-Tax	Net Earnings (Loss)
	Impact of	Attributable	Impact of	Attributable
	Charges/Other	to Caleres,	Charges/Other	to Caleres,
($ thousands)	Items	Inc.	Items	Inc.

GAAP earnings		$83,259		$167,603

Charges/other items:
Stuart Weitzman acquisition and integration costs	627	466	—	—
Exit of Naturalizer retail store operations	4,216	3,131	—	—
Pension settlement cost	2,716	2,017	—	—
Restructuring costs	2,951	2,192	—	—
Deferred tax valuation allowance adjustments	—	—	—	(26,654)
Expense reduction initiatives	—	—	6,103	4,532
Total charges/other items	$10,510	$7,806	$6,103	$(22,122)
Adjusted earnings		$91,065		$145,481

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other				Consolidated
	May 3,	May 4,	May 3,	May 4,	May 3,		May 4,		May 3,	May 4,
($ thousands)	2025	2024	2025	2024	2025		2024		2025	2024
Net sales	$327,676	$349,553	$295,395	$317,211	$(8,850)		$(7,566)		$614,221	$659,198
Gross profit	148,441	161,005	129,287	147,812	966		278		278,694	309,095
Gross margin	45.3%	46.1%	43.8%	46.6%	(10.9)%		(3.7)%		45.4%	46.9%
Operating earnings (loss)	4,974	16,855	17,415	41,425	(10,805)		(15,522)		11,584	42,758
Adjusted operating earnings (loss)	4,974	16,855	17,415	41,425	(10,178)		(15,522)		12,211	42,758
Operating margin	1.5%	4.8%	5.9%	13.1%	n/m	%	n/m	%	1.9%	6.5%
Adjusted operating earnings %	1.5%	4.8%	5.9%	13.1%	n/m	%	n/m	%	2.0%	6.5%
Comparable sales % (on a 13-week basis)	(4.6)%	(2.3)%	(1.2)%	0.1%	—%		—%		—%	—%
Company-operated stores, end of period	835	855	115	99	—		—		950	954

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	May 3,	May 4,	May 3,	May 4,	May 3,	May 4,	May 3,	May 4,
($ thousands)	2025	2024	2025	2024	2025	2024	2025	2024
Operating earnings (loss)	$4,974	$16,855	$17,415	$41,425	$(10,805)	$(15,522)	$11,584	$42,758
Charges/Other Items:
Stuart Weitzman acquisition and integration costs	—	—	—	—	627	—	627	—
Total charges/other items	—	—	—	—	627	—	627	—
Adjusted operating earnings (loss)	$4,974	$16,855	$17,415	$41,425	$(10,178)	$(15,522)	$12,211	$42,758

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended
	May 3, 2025	May 4, 2024
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$5,946	$30,798
Net loss attributable to noncontrolling interests	997	141
Net earnings attributable to Caleres, Inc.	6,943	30,939
Net earnings allocated to participating securities	(241)	(1,208)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$6,702	$29,731

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,523	33,793
Dilutive effect of share-based awards	128	106
Diluted common shares attributable to Caleres, Inc.	32,651	33,899

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.21	$0.88

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.21	$0.88

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended
	May 3, 2025	May 4, 2024
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$6,412	$30,798
Net loss attributable to noncontrolling interests	997	141
Adjusted net earnings attributable to Caleres, Inc.	7,409	30,939
Net earnings allocated to participating securities	(241)	(1,208)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$7,168	$29,731

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	32,523	33,793
Dilutive effect of share-based awards	128	106
Diluted common shares attributable to Caleres, Inc.	32,651	33,899

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.22	$0.88

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.22	$0.88

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND DEBT/EBITDA LEVERAGE RATIO (NON-GAAP METRICS)

	(Unaudited)
	Thirteen Weeks Ended
($ thousands)	May 3, 2025	May 4, 2024
EBITDA:
Net earnings attributable to Caleres, Inc.	$6,943	$30,939
Income tax provision	2,529	9,174
Interest expense, net	3,795	3,778
Depreciation and amortization (1)	14,784	13,490
EBITDA	$28,051	$57,381

EBITDA margin	4.6%	8.7%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$7,409	$30,939
Income tax provision (3)	2,690	9,174
Interest expense, net	3,795	3,778
Depreciation and amortization (1)	14,784	13,490
Adjusted EBITDA	$28,678	$57,381

Adjusted EBITDA margin	4.7%	8.7%

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	May 3, 2025	May 4, 2024
EBITDA:
Net earnings attributable to Caleres, Inc.	$83,259	$167,603
Income tax provision	22,416	8,000
Interest expense, net	13,974	17,498
Depreciation and amortization (1)	57,722	54,056
EBITDA	$177,371	$247,157

EBITDA margin	6.6%	8.8%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$91,065	$145,481
Income tax provision (3)	25,121	36,225
Interest expense, net	13,974	17,498
Depreciation and amortization (1)	57,722	54,056
Adjusted EBITDA	$187,882	$253,260

Adjusted EBITDA margin	7.0%	9.0%

	(Unaudited)
($ thousands)	May 3, 2025	May 4, 2024
Debt/EBITDA leverage ratio:
Borrowings under revolving credit agreement	$258,500	$191,000
EBITDA (trailing twelve months)	177,371	247,157
Debt/EBITDA	1.5	0.8

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.

9

Investor Contact:

Liz Dunn

ldunn@caleres.com